Exhibit 99.2

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

Third Quarter 2013

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed living benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed living benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in associated economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except per share amounts, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Revenues
Management and financial advice fees	$1,191	$1,217	$1,244	$1,294	$1,318	$3,475	$3,856	$127	11%	$381	11%	$24	2%
Distribution fees	391	427	434	448	441	1,189	1,323	50	13%	134	11%	(7)	(2)%
Net investment income	427	503	489	451	491	1,430	1,431	64	15%	1	—	40	9%
Premiums	309	311	310	315	324	912	949	15	5%	37	4%	9	3%
Other revenues	161	226	222	249	247	569	718	86	53%	149	26%	(2)	(1)%
Total revenues	2,479	2,684	2,699	2,757	2,821	7,575	8,277	342	14%	702	9%	64	2%
Banking and deposit interest expense	11	10	8	8	8	32	24	(3)	(27)%	(8)	(25)%	—	—
Total net revenues	2,468	2,674	2,691	2,749	2,813	7,543	8,253	345	14%	710	9%	64	2%

Expenses
Distribution expenses	667	702	726	760	757	1,996	2,243	90	13%	247	12%	(3)	—
Interest credited to fixed accounts	207	209	198	198	204	622	600	(3)	(1)%	(22)	(4)%	6	3%
Benefits, claims, losses and settlement expenses	542	443	409	490	492	1,456	1,391	(50)	(9)%	(65)	(4)%	2	—
Amortization of deferred acquisition costs	67	89	75	92	(14)	197	153	(81)	#	(44)	(22)%	(106)	#
Interest and debt expense	68	67	66	60	68	209	194	—	—	(15)	(7)%	8	13%
General and administrative expense	718	746	730	747	704	2,243	2,181	(14)	(2)%	(62)	(3)%	(43)	(6)%
Total expenses	2,269	2,256	2,204	2,347	2,211	6,723	6,762	(58)	(3)%	39	1%	(136)	(6)%

Income from continuing operations before income tax provision	199	418	487	402	602	820	1,491	403	#	671	82%	200	50%
Income tax provision	47	87	121	120	154	248	395	107	#	147	59%	34	28%
Income from continuing operations	152	331	366	282	448	572	1,096	296	#	524	92%	166	59%
Income (loss) from discontinued operations, net of tax	(1)	1	(1)	(1)	1	(3)	(1)	2	#	2	67%	2	#
Net income	151	332	365	281	449	569	1,095	298	#	526	92%	168	60%
Less: Net income (loss) attributable to noncontrolling interests	(22)	(57)	30	(40)	67	(71)	57	89	#	128	#	107	#
Net income attributable to Ameriprise Financial	$173	$389	$335	$321	$382	$640	$1,038	$209	#	$398	62%	$61	19%

Net Investment Income
Investment income on fixed maturities	$442	$415	$401	$403	$390	$1,353	$1,194	$(52)	(12)%	$(159)	(12)%	$(13)	(3)%
Realized gains (losses)	(68)	82	1	—	6	(75)	7	74	#	82	#	6	—
Affordable housing	(5)	(8)	(7)	(1)	(3)	(17)	(11)	2	40%	6	35%	(2)	#
Other (including seed money)	15	22	17	42	17	51	76	2	13%	25	49%	(25)	(60)%
Consolidated investment entities	43	(8)	77	7	81	118	165	38	88%	47	40%	74	#
Total net investment income	$427	$503	$489	$451	$491	$1,430	$1,431	$64	15%	$1	—	$40	9%

Earnings Per Share
Basic
Income from continuing operations	$0.81	$1.84	$1.61	$1.57	$1.90	$2.91	$5.07	$1.09	#	$2.16	74%	$0.33	21%
Income (loss) from discontinued operations	(0.01)	0.01	—	—	—	(0.02)	—	0.01	#	0.02	#	—	—
Net income	$0.80	$1.85	$1.61	$1.57	$1.90	$2.89	$5.07	$1.10	#	$2.18	75%	$0.33	21%

Diluted
Income from continuing operations	$0.79	$1.80	$1.58	$1.54	$1.86	$2.85	$4.97	$1.07	#	$2.12	74%	$0.32	21%
Income (loss) from discontinued operations	—	0.01	—	—	—	(0.01)	—	—	—	0.01	#	—	—
Net income	$0.79	$1.81	$1.58	$1.54	$1.86	$2.84	$4.97	$1.07	#	$2.13	75%	$0.32	21%
Earnings per diluted share growth (from continuing operations)	(40.6)%	89.5%	49.1%	55.6%	NM	(25.2)%	74.4%	NM		99.6%		NM

Weighted average common shares outstanding
Basic weighted average common shares outstanding	215.0	210.8	208.4	204.9	201.3	221.3	204.8	(13.7)	(6)%	(16.5)	(7)%	(3.6)	(2)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	4.1	4.3	3.9	3.7	3.8	4.1	3.9	(0.3)	(7)%	(0.2)	(5)%	0.1	3%
Diluted weighted average common shares outstanding	219.1	215.1	212.3	208.6	205.1	225.4	208.7	(14.0)	(6)%	(16.7)	(7)%	(3.5)	(2)%

Metrics
Net revenue growth	0.5%	3.6%	5.1%	9.3%	14.0%	(0.9)%	9.4%	13.5%		10.3%		4.7%
Pretax income margin (1)	8.1%	15.6%	18.1%	14.6%	21.4%	10.9%	18.1%	13.3%		7.2%		6.8%
Effective tax rate (2)	23.8%	20.8%	25.0%	29.6%	25.5%	30.3%	26.4%	1.7%		(3.9)%		(4.1)%
Effective tax rate excluding noncontrolling interests (2)(3)	21.4%	18.3%	26.6%	26.9%	28.7%	27.9%	27.5%	7.3%		(0.4)%		1.8%

Ameriprise Financial shareholders’ equity / outstanding shares (4)	$43.05	$43.44	$43.37	$41.10	$41.69	$43.05	$41.69	$(1.36)	(3)%	$(1.36)	(3)%	$0.59	1%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (3)(5)	$37.09	$37.74	$38.12	$38.02	$38.66	$37.09	$38.66	$1.57	4%	$1.57	4%	$0.64	2%

(1)             Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)             Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

(3)             See non-GAAP financial information on pg 34. Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(4)             Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(5)             Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions except per share amounts, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Revenues
Total net revenues	$2,468	$2,674	$2,691	$2,749	$2,813	$7,543	$8,253	$345	14%	$710	9%	$64	2%
Less revenues attributable to the CIEs	27	(9)	82	12	114	80	208	87	#	128	#	102	#
Less realized gains (losses)	(68)	82	1	—	6	(75)	7	74	#	82	#	6	—
Less market impact on indexed universal life benefits	—	—	—	(1)	(2)	—	(3)	(2)	—	(3)	—	(1)	#
Less integration/restructuring charges	(8)	4	—	—	—	(8)	—	8	#	8	#	—	—
Operating total net revenues (1)	$2,517	$2,597	$2,608	$2,738	$2,695	$7,546	$8,041	$178	7%	$495	7%	$(43)	(2)%

Earnings
Net income attributable to Ameriprise Financial	$173	$389	$335	$321	$382	$640	$1,038	$209	#	$398	62%	$61	19%
Less income (loss) from discontinued operations, net of tax	(1)	1	(1)	(1)	1	(3)	(1)	2	#	2	67%	2	#
Net income from continuing operations attributable to Ameriprise Financial	174	388	336	322	381	643	1,039	207	#	396	62%	59	18%
Integration/restructuring charges, net of tax (2)	11	3	1	1	—	43	2	(11)	#	(41)	(95)%	(1)	#
Market impact on variable annuity guaranteed living benefits, net of tax (2)	60	30	2	28	13	143	43	(47)	(78)%	(100)	(70)%	(15)	(54)%
Market impact on indexed universal life benefits, net of tax (2)	—	—	—	1	2	—	3	2	—	3	—	1	#
Less realized gains (losses), net of tax (2)	(44)	54	1	—	4	(49)	5	48	#	54	#	4	—
Operating earnings (1)	$289	$367	$338	$352	$392	$878	$1,082	$103	36%	$204	23%	$40	11%

Pretax Earnings
Income from continuing operations before income tax provision	$199	$418	$487	$402	$602	$820	$1,491	$403	#	$671	82%	$200	50%
Less net income (loss) attributable to noncontrolling interests	(22)	(57)	30	(40)	67	(71)	57	89	#	128	#	107	#
Pretax earnings excluding CIEs	221	475	457	442	535	891	1,434	314	#	543	61%	93	21%
Integration/restructuring charges	17	5	2	1	—	66	3	(17)	#	(63)	(95)%	(1)	#
Market impact on variable annuity guaranteed living benefits	91	45	2	43	21	220	66	(70)	(77)%	(154)	(70)%	(22)	(51)%
Market impact on indexed universal life benefits	—	—	—	2	2	—	4	2	—	4	—	—	—
Less realized gains (losses)	(68)	82	1	—	6	(75)	7	74	#	82	#	6	—
Pretax operating earnings (1)	$397	$443	$460	$488	$552	$1,252	$1,500	$155	39%	$248	20%	$64	13%

Pretax Operating Margin (1)(3)	15.8%	17.1%	17.6%	17.8%	20.5%	16.6%	18.7%	4.7%		2.1%		2.7%

Operating Effective Tax Rate (1)(4)(5)	27.2%	17.2%	26.5%	27.9%	29.0%	29.9%	27.9%	1.8%		(2.0)%		1.1%

Weighted Average Common Shares Outstanding
Basic	215.0	210.8	208.4	204.9	201.3	221.3	204.8	(13.7)	(6)%	(16.5)	(7)%	(3.6)	(2)%
Diluted	219.1	215.1	212.3	208.6	205.1	225.4	208.7	(14.0)	(6)%	(16.7)	(7)%	(3.5)	(2)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.34	$1.74	$1.62	$1.72	$1.95	$3.97	$5.28	$0.61	46%	$1.31	33%	$0.23	13%
Operating earnings per diluted share	$1.32	$1.71	$1.59	$1.69	$1.91	$3.90	$5.18	$0.59	45%	$1.28	33%	$0.22	13%

Return on Equity
Return on equity excluding AOCI (1)(4)	10.7%	12.8%	14.0%	15.5%	18.2%	10.7%	18.2%	7.5%		7.5%		2.7%
Operating return on equity excluding AOCI (1)(4)	15.4%	16.2%	16.4%	17.9%	19.4%	15.4%	19.4%	4.0%		4.0%		1.5%

(1)             See non-GAAP financial information on pg 34.

(2)             Calculated using the statutory tax rate of 35%.

(3)             Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)             Non-GAAP financial measure reconciliations can be found on pg 44.

(5)             Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions except per share amounts, headcount and where noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$41.34	$41.95	$41.73	$39.71	$40.09	$41.34	$40.09	$(1.25)	(3)%	$(1.25)	(3)%	$0.38	1%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$35.26	$36.13	$36.37	$36.55	$36.98	$35.26	$36.98	$1.72	5%	$1.72	5%	$0.43	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	0.3%	5.8%	3.9%	8.7%	7.1%	(0.6)%	6.6%	6.8%		7.2%		(1.6)%
Operating earnings per diluted share growth: Target 12 - 15%	10.9%	30.5%	9.7%	49.6%	44.7%	1.0%	32.8%	33.8%		31.8%		(4.9)%
Operating return on equity excluding AOCI: Target 15 - 18% (1)	15.4%	16.2%	16.4%	17.9%	19.4%	15.4%	19.4%	4.0%		4.0%		1.5%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	20.9%	21.1%	22.0%	26.1%	20.9%	26.1%	5.2%		5.2%		4.1%

Goodwill and Intangible Assets	$2,125	$2,113	$2,074	$2,065	$2,064	$2,125	$2,064	$(61)	(3)%	$(61)	(3)%	$(1)	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$121,675	$125,014	$134,172	$136,334	$144,512	$121,675	$144,512	$22,837	19%	$22,837	19%	$8,178	6%
Asset Management AUM	460,856	455,441	466,487	459,366	479,316	460,856	479,316	18,460	4%	18,460	4%	19,950	4%
Corporate AUM (4)	26	26	1,044	1,005	953	26	953	927	#	927	#	(52)	(5)%
Eliminations	(18,080)	(18,117)	(19,147)	(19,035)	(19,653)	(18,080)	(19,653)	(1,573)	(9)%	(1,573)	(9)%	(618)	(3)%
Total Assets Under Management	564,477	562,364	582,556	577,670	605,128	564,477	605,128	40,651	7%	40,651	7%	27,458	5%
Total Assets Under Administration	113,986	118,673	125,170	125,558	129,733	113,986	129,733	15,747	14%	15,747	14%	4,175	3%
Total AUM and AUA	$678,463	$681,037	$707,726	$703,228	$734,861	$678,463	$734,861	$56,398	8%	$56,398	8%	$31,633	4%

Business Metrics
Total Ameriprise client assets	$344,857	$352,751	$371,916	$373,100	$389,399	$344,857	$389,399	$44,542	13%	$44,542	13%	$16,299	4%
Total branded financial advisors	9,815	9,767	9,777	9,788	9,761	9,815	9,761	(54)	(1)%	(54)	(1)%	(27)	—

Net Flows and Net Deposits
Branded advisor wrap	$2,062	$2,062	$4,073	$3,115	$3,022	$7,583	$10,210	$960	47%	$2,627	35%	$(93)	(3)%
Asset Management	(3,475)	(3,945)	(5,742)	(2,102)	(4,334)	(14,725)	(12,178)	(859)	(25)%	2,547	17%	(2,232)	#
Annuities	(396)	(517)	(462)	(410)	(372)	(821)	(1,244)	24	6%	(423)	(52)%	38	9%
Variable universal life / Universal life	(49)	(27)	(53)	(34)	(46)	(151)	(133)	3	6%	18	12%	(12)	(35)%

S&P 500
Daily average	1,402	1,417	1,515	1,610	1,674	1,366	1,600	272	19%	234	17%	64	4%
Period end	1,441	1,426	1,569	1,606	1,682	1,441	1,682	241	17%	241	17%	76	5%

(1)     See non-GAAP financial information on pg 34. Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)     Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)     Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)     In the first quarter of 2013, Corporate AUM was redefined to include consumer loans that were reclassified from Receivables to Investments in the fourth quarter of 2012.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	212.7	207.4	203.9	202.5	198.5	221.9	203.9	(14.2)	(7)%	(18.0)	(8)%	(4.0)	(2)%
Repurchases	(6.3)	(5.9)	(5.2)	(4.9)	(4.2)	(18.7)	(14.3)	2.1	33%	4.4	24%	0.7	14%
Issuances	1.1	2.7	5.4	1.8	1.5	4.6	8.7	0.4	36%	4.1	89%	(0.3)	(17)%
Other	(0.1)	(0.3)	(1.6)	(0.9)	(0.6)	(0.4)	(3.1)	(0.5)	#	(2.7)	#	0.3	33%
Total common shares outstanding	207.4	203.9	202.5	198.5	195.2	207.4	195.2	(12.2)	(6)%	(12.2)	(6)%	(3.3)	(2)%
Nonforfeitable restricted stock units	5.3	5.4	4.1	4.4	4.5	5.3	4.5	(0.8)	(15)%	(0.8)	(15)%	0.1	2%
Total basic common shares outstanding	212.7	209.3	206.6	202.9	199.7	212.7	199.7	(13.0)	(6)%	(13.0)	(6)%	(3.2)	(2)%
Total potentially dilutive shares	4.1	4.0	3.6	3.6	3.7	4.1	3.7	(0.4)	(10)%	(0.4)	(10)%	0.1	3%
Total diluted shares	216.8	213.3	210.2	206.5	203.4	216.8	203.4	(13.4)	(6)%	(13.4)	(6)%	(3.1)	(2)%

Capital Returned to Shareholders
Dividends paid	$76	$96	$94	$108	$105	$218	$307	$29	38%	$89	41%	$(3)	(3)%
Common stock share repurchases	$340	$350	$360	$380	$370	$990	$1,110	$30	9%	$120	12%	$(10)	(3)%

Allocated Equity (1)
Advice & Wealth Management	$772	$444	$450	$450	$456	$772	$456	$(316)	(41)%	$(316)	(41)%	$6	1%
Asset Management	1,942	1,929	1,908	1,903	1,892	1,942	1,892	(50)	(3)%	(50)	(3)%	(11)	(1)%
Annuities	2,425	2,394	2,266	2,415	2,618	2,425	2,618	193	8%	193	8%	203	8%
Protection	1,731	1,753	1,751	1,794	1,824	1,731	1,824	93	5%	93	5%	30	2%
Corporate & Other	630	1,042	1,140	854	595	630	595	(35)	(6)%	(35)	(6)%	(259)	(30)%
Total allocated equity	$7,500	$7,562	$7,515	$7,416	$7,385	$7,500	$7,385	$(115)	(2)%	$(115)	(2)%	$(31)	—

(1)        Allocated equity equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI.  Allocated equity is not adjusted for non-operating items except for CIEs.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Segment Results

Ameriprise Financial, Inc.

Segment Summary

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$961	$1,005	$1,018	$1,076	$1,074	$2,868	$3,168	$113	12%	$300	10%	$(2)	—
Operating expenses	842	886	887	924	921	2,544	2,732	79	9%	188	7%	(3)	—
Pretax operating earnings	$119	$119	$131	$152	$153	$324	$436	$34	29%	$112	35%	$1	1%

Allocated equity	$772	$444	$450	$450	$456	$772	$456	$(316)	(41)%	$(316)	(41)%	$6	1%
Operating return on allocated equity (1)	36.5%	44.9%	53.7%	66.7%	80.3%	36.5%	80.3%	43.8%		43.8%		13.6%
Pretax operating margin	12.4%	11.8%	12.9%	14.1%	14.2%	11.3%	13.8%	1.8%		2.5%		0.1%

Asset Management
Operating total net revenues	$733	$740	$746	$822	$777	$2,151	$2,345	$44	6%	$194	9%	$(45)	(5)%
Operating expenses	578	599	602	623	599	1,735	1,824	21	4%	89	5%	(24)	(4)%
Pretax operating earnings	$155	$141	$144	$199	$178	$416	$521	$23	15%	$105	25%	$(21)	(11)%

Allocated equity	$1,942	$1,929	$1,908	$1,903	$1,892	$1,942	$1,892	$(50)	(3)%	$(50)	(3)%	$(11)	(1)%
Operating return on allocated equity (1)	19.6%	20.9%	21.5%	24.8%	25.7%	19.6%	25.7%	6.1%		6.1%		0.9%
Pretax operating margin	21.1%	19.1%	19.3%	24.2%	22.9%	19.3%	22.2%	1.8%		2.9%		(1.3)%

Operating total net revenues	$733	$740	$746	$822	$777	$2,151	$2,345	$44	6%	$194	9%	$(45)	(5)%
Distribution pass thru revenues	(203)	(209)	(214)	(225)	(224)	(613)	(663)	(21)	(10)%	(50)	(8)%	1	—
Subadvisory and other pass thru revenues	(105)	(103)	(98)	(136)	(96)	(296)	(330)	9	9%	(34)	(11)%	40	29%
Adjusted operating revenues (2)	$425	$428	$434	$461	$457	$1,242	$1,352	$32	8%	$110	9%	$(4)	(1)%

Pretax operating earnings	$155	$141	$144	$199	$178	$416	$521	$23	15%	$105	25%	$(21)	(11)%
Operating net investment income	(5)	(7)	(4)	(41)	(5)	(12)	(50)	—	—	(38)	#	36	88%
Amortization of intangibles	10	10	10	9	10	30	29	—	—	(1)	(3)%	1	11%
Adjusted operating earnings (2)	$160	$144	$150	$167	$183	$434	$500	$23	14%	$66	15%	$16	10%

Adjusted net pretax operating margin (2)(3)	37.6%	33.6%	34.6%	36.2%	40.0%	34.9%	37.0%	2.4%		2.1%		3.8%

Annuities
Operating total net revenues	$632	$636	$630	$641	$654	$1,888	$1,925	$22	3%	$37	2%	$13	2%
Operating expenses	541	465	474	517	435	1,492	1,426	(106)	(20)%	(66)	(4)%	(82)	(16)%
Pretax operating earnings	$91	$171	$156	$124	$219	$396	$499	$128	#	$103	26%	$95	77%

Allocated equity	$2,425	$2,394	$2,266	$2,415	$2,618	$2,425	$2,618	$193	8%	$193	8%	$203	8%
Operating return on allocated equity (1)	15.4%	16.6%	16.2%	16.9%	20.7%	15.4%	20.7%	5.3%		5.3%		3.8%
Pretax operating margin	14.4%	26.9%	24.8%	19.3%	33.5%	21.0%	25.9%	19.1%		4.9%		14.2%

Protection
Operating total net revenues	$496	$542	$538	$551	$536	$1,546	$1,625	$40	8%	$79	5%	$(15)	(3)%
Operating expenses	407	449	428	453	461	1,241	1,342	54	13%	101	8%	8	2%
Pretax operating earnings	$89	$93	$110	$98	$75	$305	$283	$(14)	(16)%	$(22)	(7)%	$(23)	(23)%

Allocated equity	$1,731	$1,753	$1,751	$1,794	$1,824	$1,731	$1,824	$93	5%	$93	5%	$30	2%
Operating return on allocated equity (1)	16.9%	16.6%	16.7%	16.7%	15.9%	16.9%	15.9%	(1.0)%		(1.0)%		(0.8)%
Pretax operating margin	17.9%	17.2%	20.4%	17.8%	14.0%	19.7%	17.4%	(3.9)%		(2.3)%		(3.8)%

Corporate & Other
Operating total net revenues	$5	$—	$(3)	$(4)	$(5)	$20	$(12)	$(10)	#	$(32)	#	$(1)	(25)%
Operating expenses	62	81	78	81	68	209	227	6	10%	18	9%	(13)	(16)%
Pretax operating loss	$(57)	$(81)	$(81)	$(85)	$(73)	$(189)	$(239)	$(16)	(28)%	$(50)	(26)%	$12	14%

(1)           Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)           See non-GAAP financial information on pg 34.

(3)           Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$438	$457	$476	$505	$515	$1,280	$1,496	$77	18%	$216	17%	$10	2%
Distribution fees	452	502	503	535	519	1,377	1,557	67	15%	180	13%	(16)	(3)%
Net investment income	63	42	32	31	31	191	94	(32)	(51)%	(97)	(51)%	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	18	13	15	13	17	51	45	(1)	(6)%	(6)	(12)%	4	31%
Total revenues	971	1,014	1,026	1,084	1,082	2,899	3,192	111	11%	293	10%	(2)	—
Banking and deposit interest expense	10	9	8	8	8	31	24	(2)	(20)%	(7)	(23)%	—	—
Operating total net revenues	961	1,005	1,018	1,076	1,074	2,868	3,168	113	12%	300	10%	(2)	—

Expenses
Distribution expenses	572	613	627	663	660	1,711	1,950	88	15%	239	14%	(3)	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	270	273	260	261	261	833	782	(9)	(3)%	(51)	(6)%	—	—
Operating expenses	842	886	887	924	921	2,544	2,732	79	9%	188	7%	(3)	—
Pretax operating earnings	$119	$119	$131	$152	$153	$324	$436	$34	29%	$112	35%	$1	1%

Pretax operating margin	12.4%	11.8%	12.9%	14.1%	14.2%	11.3%	13.8%	1.8%		2.5%		0.1%

Return on Equity
Allocated equity	$772	$444	$450	$450	$456	$772	$456	$(316)	(41)%	$(316)	(41)%	$6	1%
Operating return on allocated equity (1)	36.5%	44.9%	53.7%	66.7%	80.3%	36.5%	80.3%	43.8%		43.8%		13.6%

On-balance sheet deposits	$9,652	$6,540	$6,004	$6,596	$6,757	$9,652	$6,757	$(2,895)	(30)%	$(2,895)	(30)%	$161	2%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions, except headcount and where noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$24	$8	$9	$9	$10	$76	$28	$(14)	(58)%	$(48)	(63)%	$1	11%
Allocated equity	$528	$203	$210	$211	$218	$528	$218	$(310)	(59)%	$(310)	(59)%	$7	3%
Operating return on allocated equity (1)	13.0%	12.5%	11.6%	10.8%	9.8%	13.0%	9.8%	(3.2)%		(3.2)%		(1.0)%

Wealth Management & Distribution
Pretax operating earnings	$95	$111	$122	$143	$143	$248	$408	$48	51%	$160	65%	$—	—
Allocated equity	$244	$241	$240	$239	$238	$244	$238	$(6)	(2)%	$(6)	(2)%	$(1)	—
Operating return on allocated equity (1)	88.3%	108.3%	125.0%	146.2%	160.7%	88.3%	160.7%	72.4%		72.4%		14.5%

Financial Plans
Branded financial plan net cash sales	$49	$63	$58	$61	$55	$160	$174	$6	12%	$14	9%	$(6)	(10)%

Financial Advisors
Employee advisors	2,328	2,318	2,303	2,289	2,235	2,328	2,235	(93)	(4)%	(93)	(4)%	(54)	(2)%
Franchisee advisors	7,487	7,449	7,474	7,499	7,526	7,487	7,526	39	1%	39	1%	27	—
Total branded financial advisors	9,815	9,767	9,777	9,788	9,761	9,815	9,761	(54)	(1)%	(54)	(1)%	(27)	—

Operating total net revenues per financial advisor (in thousands) (2)	$98	$103	$104	$110	$110	$293	$324	$12	12%	$31	11%	$—	—

Advisor Retention
Employee	91.5%	90.8%	91.2%	91.4%	91.3%	91.5%	91.3%	(0.2)%		(0.2)%		(0.1)%
Franchisee	93.8%	93.8%	94.3%	94.3%	94.7%	93.8%	94.7%	0.9%		0.9%		0.4%

Total Client Assets (at period end)	$344,857	$352,751	$371,916	$373,100	$389,399	$344,857	$389,399	$44,542	13%	$44,542	13%	$16,299	4%

Total Wrap Accounts
Beginning assets	$113,414	$120,554	$124,648	$133,766	$135,914	$103,385	$124,648	$22,500	20%	$21,263	21%	$2,148	2%
Net flows	2,062	2,062	4,073	3,115	3,022	7,583	10,210	960	47%	2,627	35%	(93)	(3)%
Market appreciation (depreciation) and other	5,078	2,032	5,045	(967)	5,121	9,586	9,199	43	1%	(387)	(4)%	6,088	#
Total wrap ending assets	$120,554	$124,648	$133,766	$135,914	$144,057	$120,554	$144,057	$23,503	19%	$23,503	19%	$8,143	6%

Supplemental information - excluding historical former banking operations
Operating total net revenues	$961	$1,005	$1,018	$1,076	$1,074	$2,868	$3,168	$113	12%	$300	10%	$(2)	—
Less: Operating total net revenues attributable to former banking operations	33	12	—	—	—	99	—	(33)	#	(99)	#	—	—
Operating total net revenues excluding former banking operations (3)	$928	$993	$1,018	$1,076	$1,074	$2,769	$3,168	$146	16%	$399	14%	$(2)	—

Operating expenses	$842	$886	$887	$924	$921	$2,544	$2,732	$79	9%	$188	7%	$(3)	—
Less: Operating expenses attributable to former banking operations	17	12	—	—	—	50	—	(17)	#	(50)	#	—	—
Operating expenses excluding former banking operations (3)	$825	$874	$887	$924	$921	$2,494	$2,732	$96	12%	$238	10%	$(3)	—

Operating total net revenues excluding former banking operations (3)	$928	$993	$1,018	$1,076	$1,074	$2,769	$3,168	$146	16%	$399	14%	$(2)	—
Operating expenses excluding former banking operations (3)	825	874	887	924	921	2,494	2,732	96	12%	238	10%	(3)	—
Pretax operating earnings excluding former banking operations (3)	$103	$119	$131	$152	$153	$275	$436	$50	49%	$161	59%	$1	1%

Pretax operating margin excluding former banking operations (3)	11.1%	12.0%	12.9%	14.1%	14.2%	9.9%	13.8%	3.1%		3.9%		0.1%

Allocated equity excluding equity attributable to former banking operations	$420	$438	$450	$450	$456	$420	$456	$36	9%	$36	9%	$6	1%
Operating return on allocated equity excluding former banking operations (1)	59.7%	70.0%	77.7%	87.7%	93.3%	59.7%	93.3%	33.6%		33.6%		5.6%

Operating total net revenues per financial advisor excluding former banking operations (in thousands) (2)	$95	$102	$104	$110	$110	$284	$324	$15	16%	$40	14%	$—	—

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Year-to-date is sum of current and prior quarters for the year under review.

(3)             See non-GAAP financial information on pg 34.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$620	$622	$627	$662	$655	$1,798	$1,944	$35	6%	$146	8%	$(7)	(1)%
Distribution fees	109	111	114	116	118	331	348	9	8%	17	5%	2	2%
Net investment income	5	7	4	41	5	12	50	—	—	38	#	(36)	(88)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	(1)	1	1	4	—	11	5	1	#	(6)	(55)%	(4)	#
Total revenues	733	741	746	823	778	2,152	2,347	45	6%	195	9%	(45)	(5)%
Banking and deposit interest expense	—	1	—	1	1	1	2	1	—	1	#	—	—
Operating total net revenues	733	740	746	822	777	2,151	2,345	44	6%	194	9%	(45)	(5)%

Expenses
Distribution expenses	276	283	288	301	297	822	886	21	8%	64	8%	(4)	(1)%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	4	4	5	12	13	1	25%	1	8%	1	25%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	298	312	310	318	297	901	925	(1)	—	24	3%	(21)	(7)%
Operating expenses	578	599	602	623	599	1,735	1,824	21	4%	89	5%	(24)	(4)%
Pretax operating earnings	$155	$141	$144	$199	$178	$416	$521	$23	15%	$105	25%	$(21)	(11)%

Pretax operating margin	21.1%	19.1%	19.3%	24.2%	22.9%	19.3%	22.2%	1.8%		2.9%		(1.3)%

Operating total net revenues	$733	$740	$746	$822	$777	$2,151	$2,345	$44	6%	$194	9%	$(45)	(5)%
Distribution pass thru revenues	(203)	(209)	(214)	(225)	(224)	(613)	(663)	(21)	(10)%	(50)	(8)%	1	—
Subadvisory and other pass thru revenues	(105)	(103)	(98)	(136)	(96)	(296)	(330)	9	9%	(34)	(11)%	40	29%
Adjusted operating revenues (1)	$425	$428	$434	$461	$457	$1,242	$1,352	$32	8%	$110	9%	$(4)	(1)%

Pretax operating earnings	$155	$141	$144	$199	$178	$416	$521	$23	15%	$105	25%	$(21)	(11)%
Operating net investment income	(5)	(7)	(4)	(41)	(5)	(12)	(50)	—	—	(38)	#	36	88%
Amortization of intangibles	10	10	10	9	10	30	29	—	—	(1)	(3)%	1	11%
Adjusted operating earnings (1)	$160	$144	$150	$167	$183	$434	$500	$23	14%	$66	15%	$16	10%

Adjusted net pretax operating margin (1)(2)	37.6%	33.6%	34.6%	36.2%	40.0%	34.9%	37.0%	2.4%		2.1%		3.8%

Return on Equity
Allocated equity	$1,942	$1,929	$1,908	$1,903	$1,892	$1,942	$1,892	$(50)	(3)%	$(50)	(3)%	$(11)	(1)%
Operating return on allocated equity (3)	19.6%	20.9%	21.5%	24.8%	25.7%	19.6%	25.7%	6.1%		6.1%		0.9%

(1)        See non-GAAP financial information on pg 34.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(3,498)	$(4,553)	$(5,065)	$(2,519)	$(4,227)	$(14,021)	$(11,811)	$(729)	(21)%	$2,210	16%	$(1,708)	(68)%
Threadneedle managed asset net flows (1)	(165)	439	(988)	743	(83)	(2,341)	(328)	82	50%	2,013	86%	(826)	#
Sub-advised eliminations (1)	188	169	311	(326)	(24)	1,637	(39)	(212)	#	(1,676)	#	302	93%
Total managed asset net flows	$(3,475)	$(3,945)	$(5,742)	$(2,102)	$(4,334)	$(14,725)	$(12,178)	$(859)	(25)%	$2,547	17%	$(2,232)	#

Total Managed Assets Reconciliations
Columbia managed assets	$339,943	$330,419	$341,327	$335,194	$345,005	$339,943	$345,005	$5,062	1%	$5,062	1%	$9,811	3%
Threadneedle managed assets	123,705	127,752	127,674	126,976	137,377	123,705	137,377	13,672	11%	13,672	11%	10,401	8%
Sub-advised eliminations	(2,792)	(2,730)	(2,514)	(2,804)	(3,066)	(2,792)	(3,066)	(274)	(10)%	(274)	(10)%	(262)	(9)%
Total managed assets	$460,856	$455,441	$466,487	$459,366	$479,316	$460,856	$479,316	$18,460	4%	$18,460	4%	$19,950	4%

Total Managed Assets by Type
Equity	$224,136	$224,078	$238,096	$238,531	$254,747	$224,136	$254,747	$30,611	14%	$30,611	14%	$16,216	7%
Fixed income	209,742	205,210	203,357	195,680	197,805	209,742	197,805	(11,937)	(6)%	(11,937)	(6)%	2,125	1%
Money market	6,766	6,480	6,022	6,100	6,607	6,766	6,607	(159)	(2)%	(159)	(2)%	507	8%
Alternative	7,365	6,703	6,627	6,312	6,145	7,365	6,145	(1,220)	(17)%	(1,220)	(17)%	(167)	(3)%
Hybrid and other	12,847	12,970	12,385	12,743	14,012	12,847	14,012	1,165	9%	1,165	9%	1,269	10%
Total managed assets by type	$460,856	$455,441	$466,487	$459,366	$479,316	$460,856	$479,316	$18,460	4%	$18,460	4%	$19,950	4%

(1)     Threadneedle net flows for year-to-date 2012 include $1.2 billion of outflows primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$211,376	$218,839	$216,264	$227,476	$223,255	$204,843	$216,264	$11,879	6%	$11,421	6%	$(4,221)	(2)%
Mutual fund inflows	8,446	9,885	10,338	9,491	8,609	28,321	28,438	163	2%	117	—	(882)	(9)%
Mutual fund outflows	(10,204)	(14,236)	(12,518)	(13,305)	(12,250)	(39,292)	(38,073)	(2,046)	(20)%	1,219	3%	1,055	8%
Net VP/VIT fund flows	(160)	(113)	(165)	(164)	(119)	86	(448)	41	26%	(534)	#	45	27%
Net new flows	(1,918)	(4,464)	(2,345)	(3,978)	(3,760)	(10,885)	(10,083)	(1,842)	(96)%	802	7%	218	5%
Reinvested dividends	474	3,178	509	2,410	490	2,802	3,409	16	3%	607	22%	(1,920)	(80)%
Net flows	(1,444)	(1,286)	(1,836)	(1,568)	(3,270)	(8,083)	(6,674)	(1,826)	#	1,409	17%	(1,702)	#
Distributions	(642)	(3,991)	(660)	(2,747)	(640)	(3,473)	(4,047)	2	—	(574)	(17)%	2,107	77%
Market appreciation (depreciation) and other (1)	9,549	2,702	13,708	94	11,292	25,552	25,094	1,743	18%	(458)	(2)%	11,198	#
Total ending assets	218,839	216,264	227,476	223,255	230,637	218,839	230,637	11,798	5%	11,798	5%	7,382	3%

% of total retail assets sub-advised	20.5%	21.8%	21.7%	20.9%	20.7%	20.5%	20.7%	0.1%		0.1%		(0.2)%

Institutional
Beginning assets	72,753	74,474	72,417	71,935	71,052	73,270	72,417	(1,701)	(2)%	(853)	(1)%	(883)	(1)%
Inflows	4,366	5,256	4,893	5,045	5,070	12,262	15,008	704	16%	2,746	22%	25	—
Outflows	(4,911)	(7,883)	(8,039)	(5,674)	(5,822)	(16,088)	(19,535)	(911)	(19)%	(3,447)	(21)%	(148)	(3)%
Net flows	(545)	(2,627)	(3,146)	(629)	(752)	(3,826)	(4,527)	(207)	(38)%	(701)	(18)%	(123)	(20)%
Market appreciation (depreciation) and other	2,266	570	2,664	(254)	2,441	5,030	4,851	175	8%	(179)	(4)%	2,695	#
Total ending assets	74,474	72,417	71,935	71,052	72,741	74,474	72,741	(1,733)	(2)%	(1,733)	(2)%	1,689	2%

Alternative
Beginning assets	7,782	6,354	5,684	5,654	5,460	8,124	5,684	(2,322)	(30)%	(2,440)	(30)%	(194)	(3)%
Inflows	415	29	415	502	1	676	918	(414)	(100)%	242	36%	(501)	(100)%
Outflows	(1,924)	(669)	(498)	(824)	(206)	(2,788)	(1,528)	1,718	89%	1,260	45%	618	75%
Net flows	(1,509)	(640)	(83)	(322)	(205)	(2,112)	(610)	1,304	86%	1,502	71%	117	36%
Market appreciation (depreciation) and other	81	(30)	53	128	61	342	242	(20)	(25)%	(100)	(29)%	(67)	(52)%
Total ending assets	6,354	5,684	5,654	5,460	5,316	6,354	5,316	(1,038)	(16)%	(1,038)	(16)%	(144)	(3)%

Affiliated General Account Assets	40,359	36,136	36,262	35,427	36,311	40,359	36,311	(4,048)	(10)%	(4,048)	(10)%	884	2%

Other and Eliminations	(83)	(82)	—	—	—	(83)	—	83	#	83	#	—	—
Total Columbia managed assets	$339,943	$330,419	$341,327	$335,194	$345,005	$339,943	$345,005	$5,062	1%	$5,062	1%	$9,811	3%

Total Columbia net flows	$(3,498)	$(4,553)	$(5,065)	$(2,519)	$(4,227)	$(14,021)	$(11,811)	$(729)	(21)%	$2,210	16%	$(1,708)	(68)%

(1)        Included in Market appreciation (depreciation) and other for retail funds for year-to-date 2012 are $3B due to the transfer of Active Diversified Portfolio assets from non-proprietary to proprietary funds.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$33,329	$36,923	$39,086	$41,376	$41,806	$31,809	$39,086	$8,477	25%	$7,277	23%	$430	1%
Mutual fund inflows	4,148	4,046	5,359	5,647	6,285	11,988	17,291	2,137	52%	5,303	44%	638	11%
Mutual fund outflows (1)	(2,800)	(3,023)	(3,998)	(4,728)	(5,403)	(10,788)	(14,129)	(2,603)	(93)%	(3,341)	(31)%	(675)	(14)%
Net new flows	1,348	1,023	1,361	919	882	1,200	3,162	(466)	(35)%	1,962	#	(37)	(4)%
Reinvested dividends	4	50	33	30	16	69	79	12	#	10	14%	(14)	(47)%
Net flows	1,352	1,073	1,394	949	898	1,269	3,241	(454)	(34)%	1,972	#	(51)	(5)%
Distributions	(67)	(181)	(86)	(142)	(94)	(297)	(322)	(27)	(40)%	(25)	(8)%	48	34%
Market appreciation (depreciation)	1,172	880	3,499	(710)	765	2,326	3,554	(407)	(35)%	1,228	53%	1,475	#
Foreign currency translation (2)	969	203	(2,611)	29	2,743	1,392	161	1,774	#	(1,231)	(88)%	2,714	#
Other	168	188	94	304	155	424	553	(13)	(8)%	129	30%	(149)	(49)%
Total ending assets	36,923	39,086	41,376	41,806	46,273	36,923	46,273	9,350	25%	9,350	25%	4,467	11%

Institutional
Beginning assets	82,266	85,771	87,647	85,325	84,318	80,617	87,647	2,052	2%	7,030	9%	(1,007)	(1)%
Inflows	1,941	2,557	1,263	2,469	1,759	6,573	5,491	(182)	(9)%	(1,082)	(16)%	(710)	(29)%
Outflows	(3,404)	(3,188)	(3,591)	(2,626)	(2,693)	(9,993)	(8,910)	711	21%	1,083	11%	(67)	(3)%
Net flows	(1,463)	(631)	(2,328)	(157)	(934)	(3,420)	(3,419)	529	36%	1	—	(777)	#
Market appreciation (depreciation)	1,951	1,416	5,212	(1,772)	758	3,463	4,198	(1,193)	(61)%	735	21%	2,530	#
Foreign currency translation (2)	2,446	452	(5,753)	70	5,465	3,268	(218)	3,019	#	(3,486)	#	5,395	#
Other	571	639	547	852	668	1,843	2,067	97	17%	224	12%	(184)	(22)%
Total ending assets	85,771	87,647	85,325	84,318	90,275	85,771	90,275	4,504	5%	4,504	5%	5,957	7%

Alternative
Beginning assets	1,035	1,011	1,019	973	852	1,147	1,019	(183)	(18)%	(128)	(11)%	(121)	(12)%
Inflows	67	26	—	—	—	67	—	(67)	#	(67)	#	—	—
Outflows	(121)	(29)	(54)	(49)	(47)	(257)	(150)	74	61%	107	42%	2	4%
Net flows	(54)	(3)	(54)	(49)	(47)	(190)	(150)	7	13%	40	21%	2	4%
Market appreciation (depreciation)	(12)	(13)	48	(94)	(46)	(36)	(92)	(34)	#	(56)	#	48	51%
Foreign currency translation (2)	29	6	(64)	2	51	43	(11)	22	76%	(54)	#	49	#
Other	13	18	24	20	19	47	63	6	46%	16	34%	(1)	(5)%
Total ending assets	1,011	1,019	973	852	829	1,011	829	(182)	(18)%	(182)	(18)%	(23)	(3)%

Total Threadneedle managed assets	$123,705	$127,752	$127,674	$126,976	$137,377	$123,705	$137,377	$13,672	11%	$13,672	11%	$10,401	8%

Total Threadneedle net flows	$(165)	$439	$(988)	$743	$(83)	$(2,341)	$(328)	$82	50%	$2,013	86%	$(826)	#

Total Threadneedle net flows excluding legacy insurance mandates	$886	$1,669	$1,189	$1,412	$856	$218	$3,457	$(30)	(3)%	$3,239	#	$(556)	(39)%

(1)        Retail fund outflows for year-to-date 2012 include $1.2 billion primarily due to a change in subadvisory relationship between Threadneedle and Columbia.  These outflows are eliminated at the segment level.

(2)        Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

Third Quarter 2013

Mutual Fund Rankings in top 2 Lipper Quartiles

		3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013
Domestic Equity
Equal weighted	1 year	54%	67%	52%	68%	55%
	3 year	47%	53%	51%	68%	63%
	5 year	57%	54%	51%	64%	61%
Asset weighted	1 year	64%	71%	56%	47%	35%
	3 year	69%	72%	69%	79%	76%
	5 year	72%	73%	71%	73%	73%
International Equity
Equal weighted	1 year	67%	55%	39%	50%	47%
	3 year	50%	44%	56%	56%	41%
	5 year	64%	60%	57%	53%	56%
Asset weighted	1 year	80%	20%	20%	23%	22%
	3 year	65%	19%	25%	26%	26%
	5 year	80%	80%	81%	79%	81%
Taxable Fixed Income
Equal weighted	1 year	70%	67%	63%	67%	61%
	3 year	65%	75%	78%	71%	71%
	5 year	74%	79%	82%	75%	50%
Asset weighted	1 year	72%	72%	70%	72%	72%
	3 year	80%	87%	83%	83%	83%
	5 year	81%	83%	98%	93%	62%
Tax Exempt Fixed Income
Equal weighted	1 year	85%	90%	95%	94%	94%
	3 year	95%	100%	100%	100%	94%
	5 year	95%	100%	100%	89%	100%
Asset weighted	1 year	77%	93%	93%	98%	98%
	3 year	86%	100%	100%	100%	98%
	5 year	99%	100%	100%	98%	100%
Asset Allocation Funds
Equal weighted	1 year	40%	60%	54%	54%	62%
	3 year	85%	85%	64%	70%	70%
	5 year	85%	85%	82%	80%	80%
Asset weighted	1 year	43%	81%	62%	63%	65%
	3 year	91%	91%	84%	84%	85%
	5 year	91%	91%	94%	88%	92%

Number of funds with 4 or 5 Morningstar star ratings
Overall		53	51	52	51	51
3 year		52	56	50	49	45
5 year		43	44	44	43	40

Percent of funds with 4 or 5 Morningstar star ratings
Overall		47%	46%	51%	53%	52%
3 year		46%	50%	49%	51%	46%
5 year		41%	42%	45%	46%	43%

Percent of assets with 4 or 5 Morningstar star ratings
Overall		66%	66%	58%	70%	54%
3 year		47%	52%	49%	50%	39%
5 year		43%	57%	47%	55%	43%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  In instances where a fund’s Class Z shares do not have a full one, three or five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Aggregated data includes all Columbia branded mutual funds.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

Third Quarter 2013

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013
Equity
Equal weighted	1 year	59%	75%	71%	65%	70%
	3 year	78%	80%	78%	78%	80%
	5 year	83%	84%	84%	81%	84%
Asset weighted	1 year	61%	78%	60%	52%	45%
	3 year	80%	93%	92%	91%	85%
	5 year	88%	94%	94%	94%	90%

Fixed Income
Equal weighted	1 year	92%	83%	67%	88%	54%
	3 year	76%	76%	57%	82%	78%
	5 year	73%	91%	92%	92%	67%
Asset weighted	1 year	99%	60%	29%	91%	61%
	3 year	52%	59%	37%	76%	72%
	5 year	75%	98%	98%	98%	44%

Allocation (Managed) Funds
Equal weighted	1 year	67%	67%	83%	83%	100%
	3 year	67%	67%	67%	67%	83%
	5 year	83%	83%	83%	83%	100%
Asset weighted	1 year	77%	77%	86%	92%	100%
	3 year	77%	77%	78%	78%	92%
	5 year	86%	86%	86%	86%	100%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$163	$166	$170	$174	$179	$482	$523	$16	10%	$41	9%	$5	3%
Distribution fees	82	81	81	85	86	236	252	4	5%	16	7%	1	1%
Net investment income	276	276	270	266	265	856	801	(11)	(4)%	(55)	(6)%	(1)	—
Premiums	30	28	28	26	27	90	81	(3)	(10)%	(9)	(10)%	1	4%
Other revenues	81	85	81	90	97	224	268	16	20%	44	20%	7	8%
Total revenues	632	636	630	641	654	1,888	1,925	22	3%	37	2%	13	2%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	632	636	630	641	654	1,888	1,925	22	3%	37	2%	13	2%

Expenses
Distribution expenses	98	100	101	109	107	295	317	9	9%	22	7%	(2)	(2)%
Interest credited to fixed accounts	173	170	164	162	164	518	490	(9)	(5)%	(28)	(5)%	2	1%
Benefits, claims, losses and settlement expenses	143	77	116	130	150	342	396	7	5%	54	16%	20	15%
Amortization of deferred acquisition costs	72	66	41	66	(41)	163	66	(113)	#	(97)	(60)%	(107)	#
Interest and debt expense	—	1	—	—	1	1	1	1	—	—	—	1	—
General and administrative expense	55	51	52	50	54	173	156	(1)	(2)%	(17)	(10)%	4	8%
Operating expenses	541	465	474	517	435	1,492	1,426	(106)	(20)%	(66)	(4)%	(82)	(16)%
Pretax operating earnings	$91	$171	$156	$124	$219	$396	$499	$128	#	$103	26%	$95	77%

Pretax operating margin	14.4%	26.9%	24.8%	19.3%	33.5%	21.0%	25.9%	19.1%		4.9%		14.2%

Return on Equity
Allocated equity	$2,425	$2,394	$2,266	$2,415	$2,618	$2,425	$2,618	$193	8%	$193	8%	$203	8%
Operating return on allocated equity (1)	15.4%	16.6%	16.2%	16.9%	20.7%	15.4%	20.7%	5.3%		5.3%		3.8%

Market impact on variable annuity guaranteed living benefits (2)
Risk margin and nonperformance spread impact	$(32)	$(43)	$(44)	$(23)	$1	$7	$(66)	$33	#	$(73)	#	$24	#
Other	(59)	(2)	42	(20)	(22)	(227)	—	37	63%	227	#	(2)	(10)%
Total VA guaranteed living benefit impact excluded from operating earnings	$(91)	$(45)	$(2)	$(43)	$(21)	$(220)	$(66)	$70	77%	$154	70%	$22	51%

Total annuity net flows	$(396)	$(517)	$(462)	$(410)	$(372)	$(821)	$(1,244)	$24	6%	$(423)	(52)%	$38	9%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$31	$129	$109	$82	$185	$247	$376	$154	#	$129	52%	$103	#
Allocated equity	$806	$809	$726	$949	$1,118	$806	$1,118	$312	39%	$312	39%	$169	18%
Operating return on allocated equity (1)	28.6%	31.6%	31.7%	31.1%	42.8%	28.6%	42.8%	14.2%		14.2%		11.7%

Fixed Annuities (2)
Pretax operating earnings	$60	$42	$47	$42	$34	$149	$123	$(26)	(43)%	$(26)	(17)%	$(8)	(19)%
Allocated equity	$1,619	$1,585	$1,540	$1,466	$1,500	$1,619	$1,500	$(119)	(7)%	$(119)	(7)%	$34	2%
Operating return on allocated equity (1)	8.3%	8.5%	8.3%	9.1%	8.0%	8.3%	8.0%	(0.3)%		(0.3)%		(1.1)%

Variable Annuities Rollforward
Beginning balance	$65,197	$67,515	$68,054	$70,882	$70,266	$62,343	$68,054	$5,069	8%	$5,711	9%	$(616)	(1)%
Deposits	1,126	1,260	1,236	1,416	1,285	3,897	3,937	159	14%	40	1%	(131)	(9)%
Withdrawals and terminations	(1,308)	(1,474)	(1,429)	(1,551)	(1,439)	(4,140)	(4,419)	(131)	(10)%	(279)	(7)%	112	7%
Net flows	(182)	(214)	(193)	(135)	(154)	(243)	(482)	28	15%	(239)	(98)%	(19)	(14)%
Investment performance and interest credited	2,504	753	3,021	(481)	2,625	5,424	5,165	121	5%	(259)	(5)%	3,106	#
Other	(4)	—	—	—	—	(9)	—	4	#	9	#	—	—
Total ending balance - contract accumulation values	$67,515	$68,054	$70,882	$70,266	$72,737	$67,515	$72,737	$5,222	8%	$5,222	8%	$2,471	4%

Variable annuities fixed sub-accounts	$4,833	$4,833	$4,824	$4,855	$4,912	$4,833	$4,912	$79	2%	$79	2%	$57	1%

Fixed Annuities Rollforward
Beginning balance	$14,088	$14,001	$13,823	$13,675	$13,522	$14,193	$13,823	$(566)	(4)%	$(370)	(3)%	$(153)	(1)%
Deposits	91	39	36	35	56	346	127	(35)	(38)%	(219)	(63)%	21	60%
Withdrawals and terminations	(305)	(342)	(305)	(310)	(274)	(924)	(889)	31	10%	35	4%	36	12%
Net flows	(214)	(303)	(269)	(275)	(218)	(578)	(762)	(4)	(2)%	(184)	(32)%	57	21%
Policyholder interest credited	127	125	121	122	120	381	363	(7)	(6)%	(18)	(5)%	(2)	(2)%
Other	—	—	—	—	—	5	—	—	—	(5)	#	—	—
Total ending balance - contract accumulation values	$14,001	$13,823	$13,675	$13,522	$13,424	$14,001	$13,424	$(577)	(4)%	$(577)	(4)%	$(98)	(1)%

Capitalized interest	$1	$1	$1	$—	$1	$3	$2	$—	—	$(1)	(33)%	$1	—

Payout Annuities Reserve Balance	$2,151	$2,151	$2,145	$2,135	$2,127	$2,151	$2,127	$(24)	(1)%	$(24)	(1)%	$(8)	—

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.6%	5.6%	5.5%	5.4%	5.3%	5.7%	5.4%	(0.3)%		(0.3)%		(0.1)%
Crediting rate excluding capitalized interest	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.6)%	—		—		—
Tax equivalent margin spread	2.0%	2.0%	1.9%	1.8%	1.7%	2.1%	1.8%	(0.3)%		(0.3)%		(0.1)%

Total Variable Annuities DAC
Beginning balance	$1,533	$1,507	$1,508	$1,532	$1,550	$1,491	$1,508	$17	1%	$17	1%	$18	1%
Capitalization	40	46	43	50	43	126	136	3	8%	10	8%	(7)	(14)%
Amortization due to market impact on VA guaranteed living benefits	26	12	(1)	8	4	57	11	(22)	(85)%	(46)	(81)%	(4)	(50)%
Amortization per income statement	(78)	(57)	(32)	(58)	53	(149)	(37)	131	#	112	75%	111	#
Other	(14)	—	14	18	3	(18)	35	17	#	53	#	(15)	(83)%
Total ending balance	$1,507	$1,508	$1,532	$1,550	$1,653	$1,507	$1,653	$146	10%	$146	10%	$103	7%

Total Fixed Annuities DAC
Beginning balance	$74	$71	$68	$67	$92	$108	$68	$18	24%	$(40)	(37)%	$25	37%
Capitalization	2	—	1	—	1	8	2	(1)	(50)%	(6)	(75)%	1	—
Amortization per income statement	6	(9)	(9)	(8)	(12)	(14)	(29)	(18)	#	(15)	#	(4)	(50)%
Other	(11)	6	7	33	4	(31)	44	15	#	75	#	(29)	(88)%
Total ending balance	$71	$68	$67	$92	$85	$71	$85	$14	20%	$14	20%	$(7)	(8)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Includes payout annuities.

(3)        Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported.  The asset earnings rate is a calculated yield based on specifically assigned assets.

(4)        In the 3rd quarter of 2012 through the 3rd quarter of 2013, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements.  Without these positions, the Gross rates of return on invested assets would have been 5.4%, 5.4%, 5.3%, 5.2% and 5.1% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$14	$14	$14	$14	$15	$41	$43	$1	7%	$2	5%	$1	7%
Distribution fees	22	23	22	23	22	68	67	—	—	(1)	(1)%	(1)	(4)%
Net investment income	110	108	111	112	111	322	334	1	1%	12	4%	(1)	(1)%
Premiums	283	287	286	293	301	834	880	18	6%	46	6%	8	3%
Other revenues	67	110	105	109	87	282	301	20	30%	19	7%	(22)	(20)%
Total revenues	496	542	538	551	536	1,547	1,625	40	8%	78	5%	(15)	(3)%
Banking and deposit interest expense	—	—	—	—	—	1	—	—	—	(1)	#	—	—
Operating total net revenues	496	542	538	551	536	1,546	1,625	40	8%	79	5%	(15)	(3)%

Expenses
Distribution expenses	16	18	16	20	20	49	56	4	25%	7	14%	—	—
Interest credited to fixed accounts	34	39	34	34	40	104	108	6	18%	4	4%	6	18%
Benefits, claims, losses and settlement expenses	282	309	292	309	317	837	918	35	12%	81	10%	8	3%
Amortization of deferred acquisition costs	17	31	29	31	26	79	86	9	53%	7	9%	(5)	(16)%
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	58	52	57	59	58	172	174	—	—	2	1%	(1)	(2)%
Operating expenses	407	449	428	453	461	1,241	1,342	54	13%	101	8%	8	2%

Pretax operating earnings	$89	$93	$110	$98	$75	$305	$283	$(14)	(16)%	$(22)	(7)%	$(23)	(23)%

Pretax operating margin	17.9%	17.2%	20.4%	17.8%	14.0%	19.7%	17.4%	(3.9)%		(2.3)%		(3.8)%

Return on Equity
Allocated equity	$1,731	$1,753	$1,751	$1,794	$1,824	$1,731	$1,824	$93	5%	$93	5%	$30	2%
Operating return on allocated equity (1)	16.9%	16.6%	16.7%	16.7%	15.9%	16.9%	15.9%	(1.0)%		(1.0)%		(0.8)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$—	$—	$—	$—	$6	$—	$6	$6	—	$6	—	$6	—
Other	—	—	—	(2)	(8)	—	(10)	(8)	—	(10)	—	(6)	#
Total market impact on indexed universal life benefits excluded from operating earnings	$—	$—	$—	$(2)	$(2)	$—	$(4)	$(2)	—	$(4)	—	$—	—

Product Information
Long Term Care
Pretax operating earnings	$(2)	$5	$5	$2	$—	$2	$7	$2	#	$5	#	$(2)	#
Allocated equity	$489	$505	$501	$509	$516	$489	$516	$27	6%	$27	6%	$7	1%
Operating return on allocated equity (1)	0.7%	1.1%	1.5%	1.6%	1.8%	0.7%	1.8%	1.1%		1.1%		0.2%

Protection excluding Long Term Care
Pretax operating earnings	$91	$88	$105	$96	$75	$303	$276	$(16)	(18)%	$(27)	(9)%	$(21)	(22)%
Allocated equity	$1,242	$1,248	$1,250	$1,285	$1,308	$1,242	$1,308	$66	5%	$66	5%	$23	2%
Operating return on allocated equity (1)	23.1%	22.6%	22.6%	22.7%	21.5%	23.1%	21.5%	(1.6)%		(1.6)%		(1.2)%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$68	$79	$64	$81	$81	$184	$226	$13	19%	$42	23%	$—	—
Term and whole life	2	4	2	3	3	8	8	1	50%	—	—	—	—
Disability insurance	1	1	1	2	1	4	4	—	—	—	—	(1)	(50)%
Auto and home	217	200	214	223	241	614	678	24	11%	64	10%	18	8%
Total cash sales	$288	$284	$281	$309	$326	$810	$916	$38	13%	$106	13%	$17	6%

VUL / UL Policyholder Account Balances
Beginning balance	$9,502	$9,760	$9,859	$10,202	$10,198	$9,216	$9,859	$696	7%	$643	7%	$(4)	—
Premiums and deposits	236	260	234	251	249	699	734	13	6%	35	5%	(2)	(1)%
Investment performance and interest	307	128	396	30	362	694	788	55	18%	94	14%	332	#
Withdrawals and surrenders	(285)	(287)	(287)	(285)	(295)	(850)	(867)	(10)	(4)%	(17)	(2)%	(10)	(4)%
Other	—	(2)	—	—	—	1	—	—	—	(1)	#	—	—
Total ending balance	$9,760	$9,859	$10,202	$10,198	$10,514	$9,760	$10,514	$754	8%	$754	8%	$316	3%

Premiums by Product
Term and whole life	$12	$12	$13	$12	$12	$37	$37	$—	—	$—	—	$—	—
Disability insurance	40	39	39	39	39	120	117	(1)	(3)%	(3)	(3)%	—	—
Long term care	29	30	28	28	29	86	85	—	—	(1)	(1)%	1	4%
Auto and home	198	202	202	210	217	579	629	19	10%	50	9%	7	3%
Intercompany premiums	4	4	4	4	4	12	12	—	—	—	—	—	—
Total premiums by product	$283	$287	$286	$293	$301	$834	$880	$18	6%	$46	6%	$8	3%

Auto and Home Insurance
Policy count (thousands)	742	756	773	795	819	742	819	77	10%	77	10%	24	3%
Loss ratio	82.8%	97.1%	84.7%	87.1%	90.4%	82.7%	87.5%	7.6%		4.8%		3.3%
Expense ratio	14.8%	16.0%	15.4%	15.3%	15.2%	15.1%	15.3%	0.4%		0.2%		(0.1)%
Combined ratio	97.6%	113.1%	100.1%	102.4%	105.6%	97.8%	102.8%	8.0%		5.0%		3.2%

DAC Rollforward
Life and Health
Beginning balance	$797	$793	$797	$810	$838	$814	$797	$41	5%	$(17)	(2)%	$28	3%
Capitalization	17	22	18	22	22	51	62	5	29%	11	22%	—	—
Amortization due to market impact on indexed universal life benefits	—	—	—	1	—	—	1	—	—	1	—	(1)	#
Amortization per income statement	(6)	(19)	(17)	(18)	(13)	(46)	(48)	(7)	#	(2)	(4)%	5	28%
Other	(15)	1	12	23	(2)	(26)	33	13	87%	59	#	(25)	#
Total ending balance	$793	$797	$810	$838	$845	$793	$845	$52	7%	$52	7%	$7	1%

Life Insurance in Force	$190,862	$191,447	$191,882	$192,759	$193,447	$190,862	$193,447	$2,585	1%	$2,585	1%	$688	—

Net Amount at Risk	$43,077	$42,758	$41,990	$41,627	$41,162	$43,077	$41,162	$(1,915)	(4)%	$(1,915)	(4)%	$(465)	(1)%

Net Policyholder Reserves
VUL / UL	$8,840	$8,950	$9,306	$9,318	$9,643	$8,840	$9,643	$803	9%	$803	9%	$325	3%
Term and whole life	233	231	228	226	225	233	225	(8)	(3)%	(8)	(3)%	(1)	—
Disability insurance	527	524	527	532	532	527	532	5	1%	5	1%	—	—
Long term care and other	2,581	2,594	2,605	2,649	2,669	2,581	2,669	88	3%	88	3%	20	1%
Auto and home loss and LAE reserves	339	356	362	371	381	339	381	42	12%	42	12%	10	3%
Total net policyholder reserves	$12,520	$12,655	$13,028	$13,096	$13,450	$12,520	$13,450	$930	7%	$930	7%	$354	3%

(1)        Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(1)	$—	$—	$—	$—	$(1)	$—	$1	#	$1	#	$—	—
Distribution fees	—	1	—	1	—	—	1	—	—	1	—	(1)	#
Net investment income	5	(4)	(6)	(5)	(7)	13	(18)	(12)	#	(31)	#	(2)	(40)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	2	3	—	2	8	5	1	#	(3)	(38)%	2	—
Total revenues	5	(1)	(3)	(4)	(5)	20	(12)	(10)	#	(32)	#	(1)	(25)%
Banking and deposit interest expense	—	(1)	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	5	—	(3)	(4)	(5)	20	(12)	(10)	#	(32)	#	(1)	(25)%

Expenses
Distribution expenses	—	—	1	—	—	—	1	—	—	1	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	24	24	25	25	25	70	75	1	4%	5	7%	—	—
General and administrative expense	38	57	52	56	43	139	151	5	13%	12	9%	(13)	(23)%
Operating expenses	62	81	78	81	68	209	227	6	10%	18	9%	(13)	(16)%
Pretax operating loss	$(57)	$(81)	$(81)	$(85)	$(73)	$(189)	$(239)	$(16)	(28)%	$(50)	(26)%	$12	14%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

Third Quarter 2013

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 3Q		YTD Chg - 3Q		Seq Qtr Chg - 3Q
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(32)	$(31)	$(31)	$(32)	$(33)	$(94)	$(96)	$(1)	(3)%	$(2)	(2)%	$(1)	(3)%
Distribution fees	(274)	(291)	(286)	(312)	(304)	(823)	(902)	(30)	(11)%	(79)	(10)%	8	3%
Net investment income	—	—	—	(1)	(1)	—	(2)	(1)	—	(2)	—	—	—
Premiums	(4)	(4)	(4)	(4)	(4)	(12)	(12)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(310)	(326)	(321)	(349)	(342)	(929)	(1,012)	(32)	(10)%	(83)	(9)%	7	2%
Banking and deposit interest expense	—	—	—	(1)	(1)	(2)	(2)	(1)	—	—	—	—	—
Operating total net revenues	(310)	(326)	(321)	(348)	(341)	(927)	(1,010)	(31)	(10)%	(83)	(9)%	7	2%

Expenses
Distribution expenses	(295)	(312)	(307)	(333)	(327)	(881)	(967)	(32)	(11)%	(86)	(10)%	6	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(15)	(14)	(14)	(15)	(14)	(46)	(43)	1	7%	3	7%	1	7%
Operating expenses	(310)	(326)	(321)	(348)	(341)	(927)	(1,010)	(31)	(10)%	(83)	(9)%	7	2%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)             The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

Third Quarter 2013

(in millions, unaudited)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Assets
Cash and cash equivalents	$3,325	$2,371	$2,160	$2,331	$3,125
Cash of consolidated investment entities	607	579	881	1,046	340
Investments	39,815	36,877	36,446	35,388	35,404
Investments of consolidated investment entities	4,587	4,370	4,358	4,579	4,636
Separate account assets	71,919	72,397	75,499	74,815	77,788
Receivables	4,415	4,220	4,256	4,583	4,362
Receivables of consolidated investment entities	56	95	127	68	141
Deferred acquisition costs	2,397	2,399	2,435	2,506	2,610
Restricted and segregated cash and investments	2,060	2,538	2,262	2,241	2,259
Other assets	8,224	7,667	7,684	8,378	7,943
Other assets of consolidated investment entities	1,159	1,216	1,188	1,323	1,600
Total Assets	$138,564	$134,729	$137,296	$137,258	$140,208

Liabilities
Policyholder account balances, future policy benefits and claims	$31,595	$31,217	$30,545	$30,088	$29,943
Separate account liabilities	71,919	72,397	75,499	74,815	77,788
Customer deposits	10,048	6,526	6,494	6,586	6,744
Short-term borrowings	500	501	500	501	500
Long-term debt	2,413	2,403	2,389	2,352	2,947
Debt of consolidated investment entities	5,221	4,981	5,148	5,297	5,242
Accounts payable and accrued expenses	1,145	1,228	1,023	1,191	1,290
Accounts payable and accrued expenses of consolidated investment entities	25	96	30	107	127
Other liabilities	5,779	5,467	5,715	6,706	6,329
Other liabilities of consolidated investment entities	98	201	336	633	129
Total Liabilities	128,743	125,017	127,679	128,276	131,039

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,363	6,503	6,592	6,730	6,840
Retained earnings	6,087	6,381	6,617	6,831	7,107
Appropriated retained earnings of consolidated investment entities	390	336	361	299	335
Treasury stock	(4,953)	(5,325)	(5,697)	(6,148)	(6,565)
Accumulated other comprehensive income, net of tax	1,267	1,194	1,084	625	605
Total Ameriprise Financial Shareholders’ Equity	9,157	9,092	8,960	8,340	8,325

Noncontrolling interests	664	620	657	642	844
Total Equity	9,821	9,712	9,617	8,982	9,169
Total Liabilities and Equity	$138,564	$134,729	$137,296	$137,258	$140,208

Ameriprise Financial, Inc.

Capital and Ratings Information

Third Quarter 2013

(in millions unless otherwise noted, unaudited)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Long-term Debt Summary
Senior notes	$2,119	$2,109	$2,095	$2,058	$2,653
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,413	2,403	2,389	2,352	2,947
Non-recourse debt of consolidated investment entities	5,221	4,981	5,148	5,297	5,242
Total long-term debt	$7,634	$7,384	$7,537	$7,649	$8,189

Total Ameriprise Financial long-term debt	$2,413	$2,403	$2,389	$2,352	$2,947
Fair value of hedges and unamortized discount	(169)	(159)	(145)	(108)	(103)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,244	$2,244	$2,244	$2,244	$2,844

Total equity (2)	$9,821	$9,712	$9,617	$8,982	$9,169
Noncontrolling interests	(664)	(620)	(657)	(642)	(844)
Total Ameriprise Financial shareholders’ equity	9,157	9,092	8,960	8,340	8,325
Equity of consolidated investment entities	(365)	(312)	(338)	(282)	(319)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,792	$8,780	$8,622	$8,058	$8,006

Total Ameriprise Financial capital	$11,570	$11,495	$11,349	$10,692	$11,272
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$11,036	$11,024	$10,866	$10,302	$10,850

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	20.9%	21.1%	22.0%	26.1%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.3%	20.4%	20.7%	21.8%	26.2%

Ratings (as of September 30, 2013 earnings release date)	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)        See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)   Includes accumulated other comprehensive income, net of tax.

(3)   For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

Third Quarter 2013

(in millions unless otherwise noted, unaudited)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Cash and cash equivalents	$3,325	$2,371	$2,160	$2,331	$3,125

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	18,787	18,815	18,533	17,732	17,502

Residential mortgage backed securities	7,193	5,429	5,364	5,449	5,943
Commercial mortgage backed securities	4,270	3,419	3,222	2,958	2,770
Asset backed securities	1,651	1,275	1,390	1,405	1,425
Total mortgage and other asset backed securities	13,114	10,123	9,976	9,812	10,138

State and municipal obligations	2,229	2,239	2,256	2,151	2,123
US government and agencies obligations	61	58	56	54	53
Foreign government bonds and obligations	223	224	215	254	252
Common and preferred stocks	11	13	13	15	16
Total other	2,524	2,534	2,540	2,474	2,444
Total available-for-sale securities	34,425	31,472	31,049	30,018	30,084

Commercial mortgage loans	2,570	2,606	2,621	2,642	2,655
Allowance for loan losses	(29)	(29)	(29)	(29)	(26)
Commercial mortgage loans, net	2,541	2,577	2,592	2,613	2,629

Residential mortgage loans	1,089	1,039	987	951	901
Allowance for loan losses	(8)	(7)	(6)	(6)	(6)
Residential mortgage loans, net	1,081	1,032	981	945	895

Policy loans	752	754	754	761	769
Other investments	1,016	1,042	1,070	1,051	1,027
Total investments	39,815	36,877	36,446	35,388	35,404
Total cash, cash equivalents and investments	$43,140	$39,248	$38,606	$37,719	$38,529

Net unrealized gain Available-for-Sale Securities	$3,092	$2,962	$2,745	$1,740	$1,629

AFS Fixed Maturity Asset Quality - %
AAA	32%	26%	25%	25%	25%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	38%	32%	31%	31%	31%
A	18%	19%	20%	20%	21%
BBB	39%	43%	43%	42%	42%
Below investment grade	5%	6%	6%	7%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	5%	6%	6%	6%	6%

(1)   Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. Our advisors have access to a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment also includes the results of operation for Ameriprise National Trust Bank (formerly Ameriprise Bank, FSB), which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012. This segment earns revenues (distribution fees) for providing non-affiliated products and earns intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides U.S. domestic products and services, and Threadneedle primarily provides international investment products and services. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include mutual funds, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations and hedge funds are classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition to the products and services provided to third-party clients, management teams serving our Asset Management segment provide all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and fixed annuity products are provided through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Equity - The internal allocation of consolidated Ameriprise Financial shareholders’ equity, excluding accumulated other comprehensive income (loss) and CIEs, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and includes capital held for some stress contingencies.  Equity is allocated to our operating segments for purposes of measuring segment return on allocated equity.  For the Corporate & Other segment, allocated equity also includes any equity available after equity has been allocated to the operating segments. Allocated equity is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Living Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC and DSIC amortization.  This market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed living benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed living benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Equity - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated equity as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings are based on the regulatory levels of assets for each product line, not the higher of regulatory or rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed living benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed living benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	—	3	81
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(2)	—	46
Total revenues	1	—	2	(2)	3	114
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	—	2	(2)	3	114

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	25	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	42
General and administrative expense	—	—	—	—	—	5
Total expenses	—	21	—	—	—	47
Pretax segment income (loss)	1	(21)	2	(2)	3	67
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	67
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(21)	$2	$(2)	$3	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation	Auto & Home
	Impacts	Assumptions &	Assumptions &	Catastrophe
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)(7)	Model Changes (6)	Losses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	(18)	—
Total revenues	—	—	(18)	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	(18)	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	21	(4)	15
Amortization of deferred acquisition costs	(10)	(81)	(3)	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(13)	(60)	(7)	15
Pretax operating earnings	$13	$60	$(11)	$(15)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$27 million net expense related to hedged variable annuity living benefits

$6 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Net pretax impact of model changes and the annual review/updating of valuation assumptions

(7)             $17 million benefit attributable to annual review/updating of valuation assumptions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(8)             Total Auto & Home catastrophe losses for the quarter

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(29)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	(3)	—	—	3	7	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	(1)	—	34	—
Total revenues	(3)	—	(1)	3	12	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(3)	—	(1)	3	12	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	2	—	—	—
Benefits, claims, losses and settlement expenses	—	51	—	—	—	—
Amortization of deferred acquisition costs	—	(8)	(1)	—	—	—
Interest and debt expense	—	—	—	—	35	—
General and administrative expense	—	—	—	—	17	1
Total expenses	—	43	1	—	52	1
Pretax segment income (loss)	(3)	(43)	(2)	3	(40)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(40)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(3)	$(43)	$(2)	$3	$—	$(1)

Included in Operating Earnings

	Asset Management		Annuities	Protection		Consolidated
			Market		Auto & Home
	Gain on Sale -		Impacts	Reserve	Catastrophe	Compensation
(in millions, unaudited)	Cofunds (6)	CDO Benefit (7)	to DAC/DSIC (8)	Adjustment (9)	Losses (10)	Items (11)
Revenues
Management and financial advice fees	$—	$17	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	30	10	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	30	27	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	30	27	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	4
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	8	4	—
Amortization of deferred acquisition costs	—	—	9	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	8	—	—	—	17
Operating expenses	—	8	12	8	4	21
Pretax operating earnings	$30	$19	$(12)	$(8)	$(4)	$(21)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$50 million net expense related to hedged variable annuity living benefits

$7 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$2 million net expense related to hedged indexed universal life benefits

$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Threadneedle gain on sale of strategic business investment in Cofunds

(7)             CDO fund liquidation benefit

(8)             Increase in DAC and DSIC amortization from lower than projected separate account growth

(9)             Disability income insurance reserve adjustment

(10)        Above the normal expected level of claims experience; total catastrophe losses were $18 million for the quarter

(11)        True-up of performance based compensation, retention and benefit items as well as severance expense

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(12)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(1)	—	(1)	—	2	77	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	17	—
Total revenues	1	(1)	—	(1)	—	2	82	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(1)	—	(1)	—	2	82	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	1	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	41	—
General and administrative expense	—	—	—	—	—	—	11	2
Total expenses	—	—	2	—	—	—	52	2
Pretax segment income (loss)	1	(1)	(2)	(1)	—	2	30	(2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	30	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(1)	$(2)	$(1)	$—	$2	$—	$(2)

Included in Operating Earnings

	Asset Management	Annuities	Protection
		Market	Market
	Threadneedle	Impacts	Impacts
(in millions, unaudited)	Valuation (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	—
Total revenues	—	—	—
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	—

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—
Amortization of deferred acquisition costs	—	(11)	(1)
Interest and debt expense	—	—	—
General and administrative expense	2	—	—
Operating expenses	2	(14)	(1)
Pretax operating earnings	$(2)	$14	$1

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$1 million net expense related to hedged variable annuity living benefits

$1 million increase in DAC and DSIC amortization resulting from hedged living benefits

(3)             Indexed universal life benefit impacts include:

$0 million net expense related to hedged indexed universal life benefits

$0 million increase in DAC amortization resulting from hedged indexed universal life benefits

$0 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)             Reflects revenues and expenses of Consolidated Investment Entities

(5)             Non-recurring restructuring charges related to exiting the banking business

(6)             Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program

(7)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	84	(3)	—	1	(8)	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	10	5
Total revenues	84	(3)	—	1	(9)	5
Banking and deposit interest expense	—	—	—	—	—	1
Total net revenues	84	(3)	—	1	(9)	4

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	57	—	—	—
Amortization of deferred acquisition costs	—	—	(12)	—	—	—
Interest and debt expense	—	—	—	—	42	—
General and administrative expense	—	—	—	—	6	9
Total expenses	—	—	45	—	48	9
Pretax segment income (loss)	84	(3)	(45)	1	(57)	(5)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(57)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$84	$(3)	$(45)	$1	$—	$(5)

Included in Operating Earnings

	Annuities		Protection	Corporate and Eliminations	Consolidated
	Market		Auto & Home	Settlement with
	Impacts	Valuation	Catastrophe	Third Party
(in millions, unaudited)	to DAC/DSIC (5)	Model Revisions (6)(7)	Losses (8)	Service Provider (9)	Tax Adjustment (10)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(1)	(53)	20	—	—
Amortization of deferred acquisition costs	(1)	10	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	(15)	—
Operating expenses	(2)	(43)	20	(15)	—

Pretax operating earnings	$2	$43	$(20)	$15	$—
Tax adjustment					$16

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$59 million net expense related to hedged variable annuity living benefits

$14 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Reflects revenues and expenses of Consolidated Investment Entities

(4)             Non-recurring restructuring charges related to exiting the banking business

(5)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)             Revisions to certain calculations in the valuation of Variable Annuities

(7)             $2 million expense attributable to valuation model revisions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

(8)             Catastrophe losses related to Superstorm Sandy

(9)             Positive impact related to settlement with a third party service provider

(10)        Tax adjustment from prior periods

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2012

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection	Corporate and Eliminations
			Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)(8)	Gains/(Losses) (1)	Gains/(Losses) (1)	CIEs (3)	Charges (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(11)	$—
Distribution fees	—	—	—	—	—	—	—
Net investment income	(67)	1	—	(1)	(1)	43	(7)
Premiums	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(5)	—
Total revenues	(67)	1	—	(1)	(1)	27	(7)
Banking and deposit interest expense	—	—	—	—	—	—	1
Total net revenues	(67)	1	—	(1)	(1)	27	(8)

Expenses
Distribution expenses	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	117	—	—	—	—
Amortization of deferred acquisition costs	—	—	(26)	—	—	—	—
Interest and debt expense	—	—	—	—	—	44	—
General and administrative expense	—	—	—	—	—	5	9
Total expenses	—	—	91	—	—	49	9
Pretax segment income (loss)	(67)	1	(91)	(1)	(1)	(22)	(17)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	(22)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(67)	$1	$(91)	$(1)	$(1)	$—	$(17)

Included in Operating Earnings

	Asset Management	Annuities		Protection
	Hedge Fund	Market	Valuation	Market	Valuation
	Redemption	Impacts	Assumptions &	Impacts	Assumptions &
(in millions, unaudited)	Performance Fees (5)	to DAC/DSIC (6)	Model Changes (7)(8)	to DAC/DSIC (6)	Model Changes (7)
Revenues
Management and financial advice fees	*	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	(41)
Total revenues	—	—	—	—	(41)
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	(41)

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	32	—	(14)
Amortization of deferred acquisition costs	—	(11)	28	(1)	(14)
Interest and debt expense	—	—	—	—	—
General and administrative expense	*	—	—	—	—
Operating expenses	—	(14)	60	(1)	(28)

Pretax operating earnings	$7	$14	$(60)	$1	$(13)

(1)             Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)             Variable annuity guaranteed living benefit impacts include:

$123 million net expense related to hedged variable annuity living benefits

$32 million decrease in DAC and DSIC amortization resulting from hedged living benefits

(3)             Reflects revenues and expenses of Consolidated Investment Entities

(4)             Non-recurring restructuring charges related to exiting the banking business

(5)             The company has chosen not to disclose the gross revenue and expense amounts for competitive reasons, but instead has shown the net impact on pretax operating earnings

(6)             Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)             Net pretax impact of annual review/updating of valuation assumptions and model changes

(8)             $10 million expense attributable to annual review/updating of valuation assumptions and model changes is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits

Exhibit B

Statistical Supplement Package

(unaudited)

Third Quarter 2013

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2013

						Year-to-date
(in millions unless otherwise noted, unaudited)	3 Qtr 2012	4 Qtr 2012	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	2012	2013
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$876	$1,029	$1,120	$1,218	$1,427	$876	$1,427
Less income (loss) from discontinued operations, net of tax (last twelve months)	10	(2)	(2)	(2)	—	10	—
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	866	1,031	1,122	1,220	1,427	866	1,427
Less adjustments (1)	(320)	(214)	(126)	(126)	(22)	(320)	(22)
Operating earnings (last twelve months)	$1,186	$1,245	$1,248	$1,346	$1,449	$1,186	$1,449

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$9,057	$9,071	$9,066	$8,911	$8,775	$9,057	$8,775
Less assets and liabilities held for sale (five point quarter end average)	21	—	—	—	—	21	—
Less AOCI, net of tax (five point quarter end average)	912	1,001	1,068	1,023	955	912	955
Total Ameriprise Financial shareholders’ equity from continuing operations excluding AOCI (five point quarter end average)	8,124	8,070	7,998	7,888	7,820	8,124	7,820
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	406	397	384	356	344	406	344
Operating equity (five point quarter end average)	$7,718	$7,673	$7,614	$7,532	$7,476	$7,718	$7,476

Return on equity excluding AOCI	10.7%	12.8%	14.0%	15.5%	18.2%	10.7%	18.2%
Operating return on equity excluding AOCI	15.4%	16.2%	16.4%	17.9%	19.4%	15.4%	19.4%

Effective Tax Rate
Income from continuing operations before income tax provision	$199	$418	$487	$402	$602	$820	$1,491
Less pretax income (loss) attributable to noncontrolling interests	(22)	(57)	30	(40)	67	(71)	57
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	221	475	457	442	535	891	1,434
Less adjustments (2)	(176)	32	(3)	(46)	(17)	(361)	(66)
Pretax operating earnings	$397	$443	$460	$488	$552	$1,252	$1,500

Income tax provision from continuing operations	$47	$87	$121	$120	$154	$248	$395
Operating income tax provision	$108	$76	$122	$136	$160	$374	$418

Effective tax rate (3)	23.8%	20.8%	25.0%	29.6%	25.5%	30.3%	26.4%
Effective tax rate excluding noncontrolling interests (3)	21.4%	18.3%	26.6%	26.9%	28.7%	27.9%	27.5%
Operating effective tax rate (3)	27.2%	17.2%	26.5%	27.9%	29.0%	29.9%	27.9%

(1)    Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)    Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed living benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

(3)    Year-to-date 2012 includes a tax-related item related to incomplete data received from a third party service provider for securities lending activities in prior periods.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

Third Quarter 2013

(in millions unless otherwise noted, unaudited)	September 30, 2012	December 31, 2012	March 31, 2013	June 30, 2013	September 30, 2013
Long-term Debt Summary
Senior notes	$2,119	$2,109	$2,095	$2,058	$2,653
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,413	2,403	2,389	2,352	2,947
Less fair value of hedges and unamortized discount	169	159	145	108	103
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,244	$2,244	$2,244	$2,244	$2,844

Equity Summary
Total equity	$9,821	$9,712	$9,617	$8,982	$9,169
Less noncontrolling interests	664	620	657	642	844
Total Ameriprise Financial shareholders’ equity	9,157	9,092	8,960	8,340	8,325
Less equity of consolidated investment entities	365	312	338	282	319
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,792	$8,780	$8,622	$8,058	$8,006

Capital Summary
Total Ameriprise Financial long-term debt	$2,413	$2,403	$2,389	$2,352	$2,947
Total Ameriprise Financial shareholders’ equity	9,157	9,092	8,960	8,340	8,325
Total Ameriprise Financial capital	11,570	11,495	11,349	10,692	11,272
Less equity of consolidated investment entities	365	312	338	282	319
Less fair value of hedges and unamortized discount	169	159	145	108	103
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$11,036	$11,024	$10,866	$10,302	$10,850

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	20.9%	20.9%	21.1%	22.0%	26.1%

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	20.3%	20.4%	20.7%	21.8%	26.2%

Ameriprise Financial shareholders’ equity	$9,157	$9,092	$8,960	$8,340	$8,325
AOCI	1,267	1,194	1,084	625	605
Appropriated retained earnings of CIEs	390	336	361	299	335
AOCI attributable to CIEs	(25)	(24)	(23)	(17)	(16)

Ameriprise Financial shareholders’ equity	$9,157	$9,092	$8,960	$8,340	$8,325
Less AOCI	1,267	1,194	1,084	625	605
Ameriprise Financial shareholders’ equity excluding AOCI	$7,890	$7,898	$7,876	$7,715	$7,720

Ameriprise Financial shareholders’ equity	$9,157	$9,092	$8,960	$8,340	$8,325
Less appropriated retained earnings of CIEs	390	336	361	299	335
Less AOCI	1,267	1,194	1,084	625	605

Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,500	$7,562	$7,515	$7,416	$7,385